Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.4827%



        Excess Protection Level
          3 Month Average   6.07%
          October, 1999   6.26%
          September, 1999   5.91%
          August, 1999   6.03%


        Cash Yield                                  18.61%


        Investor Charge Offs                         4.68%


        Base Rate                                    7.67%


        Over 30 Day Delinquency                      5.07%


        Seller's Interest                            9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $47,636,626,081.62


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $4,354,806,563.13